**U.S Department of Justice**

*United States Trustee, Region 10*
*Central & Southern Districts of Illinois*
*Northern & Southern Districts of Indiana*

*101 West Ohio Street, Suite 1000*
*Indianapolis, Indiana 46204*

*317 / 226-6101*
*Fax 317 / 226-6356*

**Office of the United States Trustee - Region 10**
**Indianapolis, Indiana**

**Monthly Report**
**for**
**Debtors-in-Possession and Chapter 11 Trustees**

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: January 31, 2008

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

| Required Documents | ATTACHED | Previously SUBMITTED |
|---|---|---|
| 1. Monthly Income Statement (P&L1) | X | |
| 2. Monthly Cash Flow Report (CF1: 3 pages) | X | |
| 3. Statement of Operations (Oprept) | X | |
| 4. Other reports/documents as required by the U.S. Trustee | N/A | |

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: February 12, 2008

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205-422-9726

Reports Prepared by: [signature] (Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of Januray 31, 2008

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

| | Current Month | Year-to-Date |
|---|---|---|
| **INCOME** | | |
| Gross receipts or sales | - | - |
| Less: Returns or allowances | - | - |
| Cost of Goods | | |
| Beginning inventory | - | |
| Purchases | - | |
| Other costs (factory labor and overhead) | - | |
| Less: Ending inventory | - | |
| Cost of goods sold | - | - |
| Gross profit | - | - |
| Interest | 10,790 | 10,790 |
| Rents | - | - |
| Gain (loss) from sale of property | - | - |
| Platinum Settlement | - | - |
| Other income | - | - |
| Total income | 10,790 | 10,790 |
| **GENERAL AND ADMINISTRATIVE EXPENSES** | | |
| Compensation of officers | - | - |
| Salaries and wages | 11,000 | 11,000 |
| Repairs and maintenance (warranty expense) | - | - |
| Factory equipment rental | - | - |
| Supplies | 132 | 132 |
| Bad debts | - | - |
| Bank fees | 1,005 | 1,005 |
| Payroll taxes | 1,400 | 1,400 |
| Other taxes (Delaware franchise) | - | - |
| Interest expense | - | - |
| Stockholder services | 1,752 | 1,752 |
| Insurance | 2,000 | 2,000 |
| Travel and entertainment | 88 | 88 |
| Utilities and telephone | 274 | 274 |
| Professional and legal | 28,637 | 28,637 |
| Other expenses (Trustee fees) | 1,250 | 1,250 |
| Other expenses (Record storage rental) | - | - |
| Other expenses (License, payroll service) | 719 | 719 |
| Total expenses | 48,257 | 48,257 |
| Net profit (loss) | (37,467) | (37,467) |

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended January 31, 2008

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

| | | | |
|---|---|---|---|
| Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date) | | | 13,699,426 |
| **CASH RECEIPTS** | | | |
| | From cash sales/receipts | - | |
| | From collection of pre-petition accounts receivable | - | |
| | From collection of post-petition accounts receivable | - | |
| | From loans | - | |
| | From contributions to capital or from gifts | - | |
| | Other receipts (Deposit received in error) | 5,453 | |
| | Other receipts (Receipt customer bankruptcy distribution) | 260 | |
| | Other receipts (Interest earned) | 10,790 | |
| | Other receipts (Miscellaneous income) | - | |
| | TOTAL RECEIPTS (Do not include beginning bank balance) | | 16,503 |
| CASH DISBURSEMENTS | | | |
| | Inventory purchases | - | |
| * | Net payments to officers/owners | - | |
| * | Net payments to other employees | 7,598 | |
| | Rent payments | - | |
| | Lease payments | - | |
| | Adequate protection payments | - | |
| | Insurance | 2,000 | |
| | Utilities/telephone | 274 | |
| ** | Tax payments | 4,802 | |
| | Supplies | 132 | |
| | Outside labor | - | |
| | Travel/entertainment | 88 | |
| *** | Payments to attorneys | 28,373 | |
| *** | Payments to accountants | - | |
| *** | Payments to other professionals | - | |
| | U.S. Trustee quarterly fee | 1,250 | |
| | Other expenses (Stockholder services) | 1,752 | |
| | Other expenses (Bank fees) | 1,005 | |
| | Other expenses (Edgar filing and news release services) | 264 | |
| | Other expenses (License, payroll service) | 719 | |
| | TOTAL DISBURSEMENTS | | 48,257 |
| NET CASH FLOW (Total receipts minus total disbursements) | | | (31,754) |
| Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements) | | | 13,667,672 |

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended January 31, 2008

STATUS OF TAXES

| | BEGINNING *TAX LIABILITY | AMOUNT WITHHELD OR ACCRUED | AMOUNT PAID | ENDING TAX LIABILITY |
|---|---|---|---|---|
| FEDERAL | | | | |
| ** Withholding | $ - | $ 2,108 | $ 2,108 | $ - |
| ** FICA - employee | - | 841 | 841 | - |
| ** FICA - employer | - | 841 | 841 | - |
| Unemployment | - | 88 | 88 | - |
| Income | - | - | - | - |
| Other - list | - | - | - | - |
| a. Subtotal | $ - | $ 3,878 | $ 3,878 | $ - |
| STATE AND LOCAL | | | | |
| Withholding | $ - | $ 453 | $ 453 | $ - |
| Sales | - | - | - | - |
| Excise | - | - | - | - |
| Unemployment | - | 471 | 471 | - |
| Other | - | - | - | - |
| Real property | - | - | - | - |
| Personal property | - | - | - | - |
| Other - list | - | - | - | - |
| b. Subtotal | $ - | $ 924 | $ 924 | $ - |

TOTAL TAXES PAID - from a. and b. above: $ 4,802
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes: ____________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended January 31, 2006

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

| Case No. | Debtor Name | Cash Disbursements |
|---|---|---|
| 03-17287-AJM-11 | ROHN Industries, Inc. | $ 48,257 |
| 03-17288-AJM-11 | ROHN Construction, Inc. | - |
| 03-17289-AJM-11 | ROHN Enclosures, Inc. | - |
| 03-17290-AJM-11 | ROHN, Inc. | - |
| 03-17291-AJM-11 | ROHN Installation Services, Inc. | - |
| 03-17292-AJM-11 | ROHN Products, Inc. | - |
| | Total Disbursements | $ 48,257 |

Cash disbursements are consolidated under ROHN Industries, Inc. case no. 03-17287-AJM-11

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended January 31, 2008

| ACCOUNTS RECEIVABLE | Current 0 - 30 Days | Past Due 31 - 60 Days | Past Due 61 - 90 Days | Past Due 91 and Over Days | |
|---|---|---|---|---|---|
| Pre-petition | $ - | $ - | $ - | $ 1,734,549 | |
| Post-petition | - | - | - | 474,309 | |
| Totals | $ - | $ - | $ - | $ 2,208,858 | $ 2,208,858 (grand total) |

| ACCOUNTS PAYABLE | Current 0 - 30 Days | Past Due 31 - 60 Days | Past Due 61 - 90 Days | Past Due 91 and Over Days | |
|---|---|---|---|---|---|
| Post-petition only | $ - | $ - | $ - | $ - | $ - (grand total) |

| NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only) | Current 0 - 30 Days | Past Due 31 - 60 Days | Past Due 61 - 90 Days | Past Due 91 and Over Days |
|---|---|---|---|---|
| List Creditor/Lessor | | | | |
| | | | | |
| | | | | |

POST PETITION BANK

| Bank Name | Account Type | Account Number | Beginning Balance | Ending Balance |
|---|---|---|---|---|
| LaSalle National Bank | Control Disbursement | 5590017173 | $ (152,495) | $ (179,249) |
| | Mexico funds (restricted - Mexico use) | 5590017173 | $ 81,835 | $ 81,835 |
| | Deposits received (on utility billings) | 5590017173 | $ - | $ - |
| | Lockbox | 5800127531 | $ - | $ - |
| | CD Investments (short - term) | Various | $ 13,751,086 | $ 13,746,086 |
| Regions (Union Planters) Bank | Unclaimed Distribution Reserve | 169404 | $ 19,000 | $ 19,000 |
| | CD Investments (short - term) | Various | $ - | $ - |
| | Disputed tax claims reserve | | $ - | $ - |
| | Disputed general unsecured claims reserve | | $ - | $ - |
| | Disputed administrative claims reserve | | $ - | $ - |
| | | | $ 13,699,426 | $ 13,667,672 |

*United States Trustee, Region 10*
*Central & Southern Districts of Illinois*
*Northern & Southern Districts of Indiana*

*101 West Ohio Street, Suite 1000* *317 / 226-6101*
*Indianapolis, Indiana 46204* *Fax 317 / 226-6356*

**Office of the United States Trustee - Region 10**
**Indianapolis, Indiana**

**Statement of Operations**
**For the Month ended January 31, 2008**

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   **What amount of these receivables is considered uncollectible? $ 1,890,615 (over 90 days)*.**

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ____________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. **List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)**

| Payee Name | Position | Amount | Explanation |
|---|---|---|---|
| N/A | | | |
| N/A | | | |

7. **Schedule of insurance coverage.**

| Type of Policy | Expiration Date |
|---|---|
| Filed 12/31/03 | |

**Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.**

No

**If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.**

The Company has obtained coverage through the December 31, 2008 for general liability, workers compensation and automobile liability.

8. **Schedule of changes in personnel.**

| | Full Time | Part Time |
|---|---|---|
| a. **Total number of employees at beginning of this period. (December 31, 2007)** | 2 | 0 |
| b. **Number hired during this period.** | 0 | 0 |
| c. **Number terminated or resigned.** | 0 | 0 |
| d. **Total number of employees on payroll at the end of the period. (January 31, 2008)** | 2 | 0 |